Exhibit 99.1

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

INDEX TO BALANCE SHEET

Page
Audited Balance Sheet of Modern Media Acquisition Corp.:

Report of Independent Registered Public Accounting Firm	2
Balance Sheet as of May 17, 2017	3
Notes to Balance Sheet	4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Modern Media Acquisition Corp.

We have audited the accompanying balance sheet of Modern Media Acquisition Corp. (formerly known as M Acquisition Company I LLC) (the “Company”) as of May 17, 2017. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Modern Media Acquisition Corp. (formerly known as M Acquisition Company I LLC) as of May 17, 2017, in conformity with accounting principles generally accepted in the United States of America.

/s/ WithumSmith+Brown, PC

Whippany, New Jersey
May 23, 2017

MODERN MEDIA ACQUISITION CORP

(formerly known as M Acquisition Company I LLC)

BALANCE SHEET

As of May 17, 2017

ASSETS
Current Assets
Cash	$923,139
Prepaid and other current assets	107,727

Total Current Assets	1,030,866

Cash held in Trust Account	209,070,000

Total Assets	$210,100,866

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deferred underwriting fees	$7,785,000

Total Liabilities	7,785,000

Commitments and Contingencies
Common stock subject to possible redemption, $0.0001 par value; 19,536,224 shares at redemption value	197,315,862

Stockholders’ Equity
Preferred stock, $0.0001 par value; 10,000,000 shares authorized, none issued and outstanding	—
Common stock, $0.0001 par value; 100,000,000 shares authorized; 6,338,776 shares issued and outstanding (excluding 19,536,224 shares subject to possible redemption)	634
Additional paid-in capital	5,019,233
Accumulated deficit	(19,863)

Total Stockholders’ Equity	5,000,004

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$210,100,866

The accompanying notes are an integral part of the balance sheet.

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Modern Media Acquisition Corp. (formerly known as M Acquisition Company I LLC) (the “Company”) was initially formed as a Delaware limited liability company on June 9, 2014 under the name of M Acquisition Company I LLC. On January 3, 2017, the Company converted from a limited liability company to a Delaware C Corporation and changed its name to Modern Media Acquisition Corp. The Company was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, recapitalization or similar business combination with one or more businesses that the Company has not yet identified (a “Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date.

At May 17, 2017, the Company had not yet commenced operations. All activity through May 17, 2017 relates to the Company’s formation and its Initial Public Offering, which is described below.

On May 17, 2017, the Company completed its initial public offering (the “Initial Public Offering”) of 20,700,000 units at a price of $10.00 per Unit (“Units” and, with respect to the common stock included in the Units being offered, the “Public Shares”), which includes the full exercise by the underwriters of their over-allotment option in the amount of 2,700,000 Units, generating gross proceeds of $207,000,000. The Units are described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 7,320,000 warrants (the “Private Placement Warrants”) at a price of $1.00 per warrant in a private placement to the Company’s sponsor, Modern Media Sponsor LLC (the “Sponsor”), generating gross proceeds of $7,320,000, which is described in Note 4.

Transaction costs amounted to $12,009,271, consisting of $3,600,000 of underwriting fees, $7,785,000 of deferred underwriting fees payable (which are held in the Trust Account (defined below)) and $624,271 of Initial Public Offering costs. In addition, $923,139 of cash is being held outside of the Trust Account and is available for working capital purposes.

Following the closing of the Initial Public Offering, $209,070,000 ($10.10 per Unit) of the net proceeds from the sale of the Units and the Private Placement Warrants was placed in a trust account (“Trust Account”) and invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 180 days or less, or in an open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions under Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of: (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds from the Initial Public Offering and the sale of the Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward completing a Business Combination. Nasdaq Capital Market (“NASDAQ”) rules provide that the Company’s initial Business Combination must be with one or more target businesses that together have a fair market value equal to at least 80% of the balance in the Trust Account (excluding any deferred underwriting commissions and taxes payable on interest earned on the funds held in the Trust Account) at the time of the signing a definitive agreement in connection with a Business Combination. However, the Company will only complete a Business Combination if the post-Business Combination company owns or acquires 50% or more of the outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to successfully effect a Business Combination.

The Company will provide its stockholders with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a stockholder meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek stockholder approval of a Business Combination or conduct a tender offer will be made by the Company, solely in its discretion. Except as discussed below, the stockholders will be entitled to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the completion of the Company’s Business Combination, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then-outstanding Public Shares. The per-share amount to be distributed to stockholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 6). The Company may proceed with a Business Combination if, upon the completion of such Business Combination, the Company would have net tangible assets of at least $5,000,001, the Company’s Sponsor consents to such Business Combination and, if the Company seeks stockholder approval, a majority of the outstanding shares voted are voted in favor of the Business Combination. However, a greater net tangible asset or cash requirement may be contained in the agreement relating to the Company’s Business Combination. If a stockholder vote is not required by law or stock exchange listing requirement and the Company does not decide to hold a stockholder vote for

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

business or other legal reasons, the Company will, pursuant to its Second Amended and Restated Certificate of Incorporation, undertake a redemption offer pursuant to the tender offer rules of the Securities and Exchange Commission (“SEC”), and file tender offer documents with the SEC prior to completing a Business Combination. If, however, stockholder approval of the transaction is required by law or stock exchange listing requirement, or the Company decides to obtain stockholder approval for business or other legal reasons, the Company will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules and file proxy materials with the SEC. If the Company seeks stockholder approval in connection with a Business Combination, the holders of the Company’s Founder Shares (as defined in Note 5) (the “Initial Stockholders”) have agreed to vote their Founder Shares and any Public Shares held by them in favor of a Business Combination.

The Initial Stockholders have agreed to waive their redemption rights with respect to their Founder Shares and any Public Shares they may acquire (i) in connection with the completion of a Business Combination, (ii) in connection with a stockholder vote to amend the Company’s Second Amended and Restated Certificate of Incorporation to modify the substance or timing of the Company’s obligation to redeem 100% of its Public Shares if it does not complete a Business Combination within the Combination Period (as defined below), and (with respect to their Founder Shares only), (iii) if the Company fails to complete a Business Combination within the Combination Period and (iv) upon the Company’s liquidation (although the Initial Stockholders will be entitled to liquidating distributions from the Trust Account with respect to any Public Shares they hold if the Company fails to complete a Business Combination within the Combination Period).

Notwithstanding the foregoing redemption rights, if the Company seeks stockholder approval of its Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Second Amended and Restated Certificate of Incorporation provides that a public stockholder, together with any affiliate of such stockholder or any other person with whom such stockholder is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming its Public Shares with respect to an aggregate of 20.0% or more of the shares to be sold in its Initial Public Offering without the Company’s consent. However, there will be no restriction on the Company’s stockholders’ ability to vote all of their Public Shares for or against a Business Combination.

The Company has 18 months from the closing date of the Initial Public Offering to complete a Business Combination (or 21 months from the closing date of the Initial Public Offering if the Company has executed a letter of intent, agreement in principle or definitive agreement for a Business Combination within 18 months from the closing date of the Initial Public Offering but has not completed a Business Combination within such 18 month period (the “Combination Period”)). If the Company is unable to complete a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable and less up to $50,000 to pay dissolution expenses), divided by the number of then-outstanding Public Shares, which redemption will completely extinguish the Company’s public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and the Company’s board of directors, dissolve and liquidate, subject in each case to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

The underwriters have agreed to waive their rights to their deferred underwriting commission held in the Trust Account in the event the Company does not complete a Business Combination during the Combination Period and, in such event, such amounts will be included with the funds held in the Trust Account that will be available to fund the redemption of the Company’s Public Shares. In the event of such distribution, it is possible that the per share value of the assets remaining available for distribution (including Trust Account assets) will be only $10.10 per share initially held in the Trust Account. In order to protect the amounts held in the Trust Account, the Company has entered into an agreement with the Sponsor (the “Indemnifier”), pursuant to which the Indemnifier has agreed to be liable to the Company if and to the extent any claims by a vendor for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a Business Combination, reduce the amount of funds in the Trust Account below a specified threshold. This liability does not apply with respect to any claims by a third party who executed a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account or to any claims under the Company’s indemnity of the underwriters of its Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933 (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Indemnifier will not be responsible to the extent of any liability for such third party claims. The Company will seek to reduce the possibility that the Indemnifier will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying balance sheet is presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging growth company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved.

Further, section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of estimates

The preparation of the balance sheet in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the balance sheet.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the balance sheet, which management considered in formulating its estimate, could change in the near term due to one or more future events. Accordingly, the actual results could differ significantly from those estimates.

Cash and cash equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of May 17, 2017.

Cash held in Trust Account

At May 17, 2017, the assets held in the Trust Account were held in cash.

Common stock subject to possible redemption

The Company accounts for its common stock subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Common stock subject to mandatory redemption (if any) is classified as a liability instrument and is measured at fair value. Conditionally redeemable common stock (including common stock that features redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, common stock is classified as stockholders’ equity. The Company’s common stock features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at May 17, 2017, 19,536,224 shares of common stock subject to possible redemption is presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheet.

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

Offering costs

Offering costs consist principally of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs amounting to $12,009,271 were charged to stockholders’ equity upon the completion of the Initial Public Offering.

Income taxes

The Company complies with the accounting and reporting requirements of ASC Topic 740 “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

ASC Topic 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. There were no unrecognized tax benefits and no amounts accrued for interest and penalties as of May 17, 2017. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company may be subject to potential examination by federal, state and city taxing authorities in the areas of income taxes. These potential examinations may include questioning the timing and amount of deductions, the nexus of income among various tax jurisdictions and compliance with federal, state and city tax laws. The Company’s management does not expect that the total amount of unrecognized tax benefits will materially change over the next twelve months.

Concentration of credit risk

Financial instruments that potentially subject the Company to concentration of credit risk consist of a cash account in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000. At May 17, 2017, the Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair value of financial instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the accompanying balance sheet, primarily due to their short-term nature.

Recently issued accounting standards

Management does not believe that any recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

Subsequent events

The Company evaluates subsequent events and transactions that occur after the balance sheet date up to the date that the financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

3. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 20,700,000 units at a purchase price of $10.00 per Unit, which includes the full exercise by the underwriters of their over-allotment option in the amount of 2,700,000 Units. Each Unit consists of one share of the Company’s common stock, one right (“Public Right”) and one-half of one warrant (“Public Warrant”). Each Public Right will convert into one-tenth (1/10) of one share of common stock upon consummation of a Business Combination. Each whole Public Warrant entitles the holder to purchase one share of common stock at an exercise price of $11.50 per share, subject to adjustment. See Note 7.

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased 7,320,000 Private Placement Warrants at $1.00 per warrant (for an aggregate purchase price of $7,320,000). Each Private Placement Warrant is exercisable to purchase one share of the Company’s common stock at $11.50 per share. The proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. There will be no redemption rights or liquidating distributions from the Trust Account with respect to the Private Placement Warrants. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Placement Warrants will be used to fund the required redemption of the Company’s Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

5. RELATED PARTY TRANSACTIONS

Founder Shares

In June 2014, the Company was formed by MIHI LLC (“MIHI”), at which point MIHI paid an aggregate purchase price of $25,000, or approximately $250.00 per share, for its ownership interest in the Company. Prior to this initial investment, the Company had no assets, tangible or intangible. In January 2017, MIHI transferred its ownership interest in the Company, consisting of 100 shares of the Company’s common stock, to the Sponsor for no consideration. The per share price for the common stock was determined by dividing the amount initially contributed to the Company by the number of common stock issued. On February 15, 2017, the Company completed a 71,875 to one stock split of its common stock and, as a result, 7,187,500 shares of the Company’s common stock were outstanding (the “Founder Shares”). The Sponsor subsequently sold certain of such shares to certain of the Company’s officers and/or directors, and thereafter, the Sponsor surrendered 2,875,000 Founder Shares to the Company for no consideration. On May 11, 2017, the Company declared and paid to its stockholders a stock dividend of approximately 0.20475 shares for each share then held. All of the stockholders other than the Sponsor surrendered to the Company for no consideration the shares of common stock received by them in the stock dividend. As a result thereof, the total number of Founder Shares outstanding increased from 4,312,500 to 5,175,000 and the number of Founder Shares held by the Sponsor increased from 4,212,500 to 5,075,000.

The holders of Founder Shares have agreed not to transfer, assign or sell any of their Founder Shares (except to certain permitted transferees) until the earlier of one year after the completion of a Business Combination or earlier if, subsequent to a Business Combination, (i) the last reported closing price of the common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after a Business Combination, or (ii) the date on which the Company completes a liquidation, merger, stock exchange or other similar transaction which results in all of the Company’s stockholders having the right to exchange their shares of common stock for cash, securities or other property subject to certain limited exceptions (the “Lock-Up Period”).

Promissory Note — Related Party

Prior to the closing of the Initial Public Offering, the Company’s Sponsor loaned the Company $350,000. The loan was non-interest bearing, unsecured and due on the earlier of June 30, 2017 or the completion of the Initial Public Offering. The loan was repaid upon completion of the Initial Public Offering on May 17, 2017.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, (i) the Sponsor has committed to loan the Company up to an aggregate of $500,000 to be provided to the Company in the event that funds held outside of the Trust Account are insufficient to fund expenses relating to investigating and selecting a target business and other working capital requirements after the Initial Public Offering and prior to a Business Combination and (ii) the Sponsor, an affiliate of the Sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company any additional funds as may be required (“Working Capital Loans”), which will be repaid only upon the completion of a Business Combination. If the Company does not complete a Business Combination, the Company may use a portion of any funds held outside the Trust Account to repay the Working Capital Loans; however, no proceeds from the Trust Account may be used for such repayment. Up to $1,000,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Private Placement Warrants with respect to exercise price, exercisability and exercise period, except as provided on the Company’s registration statement filed in connection with the Initial Public Offering.

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

6. COMMITMENTS AND CONTINGENCIES

Registration Rights

Pursuant to a registration rights agreement entered into on May 17, 2017, the holders of the Founder Shares and Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any, and their respective permitted transferees (and any shares of common stock issuable upon the exercise of the Private Placement Warrants and warrants that may be issued upon conversion of Working Capital Loans, if any) are entitled to registration rights. The holders of these securities are entitled to make up to three demands, in the case of the Founder Shares and the Private Placement Warrants (and any shares of common stock issuable upon the exercise of the Private Placement Warrants), excluding short form demands, and one demand, in the case of the warrants that may be issued upon the conversion of Working Capital Loans (and any shares of common stock issuable upon the exercise of such warrants), that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to other registration statements filed by the Company and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. However, the registration rights agreement provides that the Company will not permit any registration statement filed under the Securities Act to become effective until termination of any applicable lock-up period. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The Company granted the underwriters a 45-day option to purchase up to 2,700,000 additional Units to cover over-allotments, if any, at the Initial Public Offering price, less the underwriting discounts and commissions. The underwriters fully exercised their over-allotment option, and such purchase was completed in connection with the completion of the Initial Public Offering.

The underwriters were paid a cash underwriting discount of $0.20 per Unit, or $3,600,000 in the aggregate, upon the closing of the Initial Public Offering. In addition, the underwriters are entitled to a deferred fee of $0.38 per Unit, or $7,785,000 in the aggregate, pursuant to the over-allotment option. The deferred fee will become payable to the underwriters from the amounts held in the Trust Account solely in the event that the Company completes a Business Combination, subject to the terms of the underwriting agreement.

Right of First Refusal

The Company granted Macquarie Capital (USA) Inc., an affiliate of the Sponsor and an underwriter of the Initial Public Offering, a right of first refusal for a period of 36 months from the closing date of the Initial Public Offering to provide to the Company certain financial advisory, underwriting, capital raising, and other services for which they may receive fees. The actual amount of fees to be paid will vary significantly based on the size of any transaction and the extent to which other investments banks are involved.

7. STOCKHOLDERS’ EQUITY

The Company has the following authorized shares of stock:

Preferred Stock — The Company is authorized to issue 10,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s Board of Directors. At May 17, 2017, there were no shares of preferred stock issued or outstanding.

Common Stock — The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.0001. Holders of the Company’s common stock are entitled to one vote on each matter per share of common stock they hold. At May 17, 2017, there were 6,338,776 shares of common stock issued and outstanding (excluding 19,536,224 shares of common stock subject to possible redemption).

Rights — Each holder of a Public Right will receive one-tenth (1/10) of one share of common stock upon consummation of a Business Combination, even if the holder of such Public Right redeems all shares held by it in connection with a Business Combination. No fractional shares will be issued upon exchange of the Public Rights. No additional consideration will be required to be paid by a holder of Public Rights in order to receive its additional shares upon consummation of a Business Combination as the consideration related thereto has been included in the Unit purchase price paid by investors in the Initial Public Offering. If the Company enters into a definitive agreement for a Business

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

Combination in which the Company will not be the surviving entity, the definitive agreement will provide for the holders of Public Rights to receive the same per share consideration the holders of the common stock will receive in the transaction on an as-converted into common stock basis and each holder of a Public Right will be required to affirmatively covert its Public Rights in order to receive 1/10 share underlying each Public Right (without paying additional consideration) upon the consummation of a Business Combination. The shares issuable upon exchange of the Public Rights will be freely tradable (except to the extent held by affiliates of the Company).

If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of Public Rights will not receive any of such funds with respect to their Public Rights, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with respect to such Public Rights, and the Public Rights will expire worthless. Further, there are no contractual penalties for failure to deliver securities to the holders of the Public Rights upon consummation of a Business Combination. Additionally, in no event will the Company be required to net cash settle the Public Rights. Accordingly, the Public Rights may expire worthless.

Warrants — Public Warrants may only be exercised for a whole number of shares. No fractional shares will be issued upon exercise of the Public Warrants. The Public Warrants will become exercisable on the later of (a) 30 days after the completion of a Business Combination or (b) 12 months from the closing date of the Initial Public Offering; provided in each case that the Company has an effective registration statement under the Securities Act covering the shares of common stock issuable upon exercise of the Public Warrants and a current prospectus relating to them is available (or the Company permits holders to exercise their Public Warrants on a cashless basis and such cashless exercise is exempt from registration under the Securities Act). The Company has agreed that as soon as practicable, but in no event later than 15 business days after the closing of a Business Combination, the Company will use its best efforts to file with the SEC a registration statement for the registration, under the Securities Act, of the shares of common stock issuable upon exercise of the Public Warrants. The Company will use its best efforts to cause the same to become effective and to maintain the effectiveness of such registration statement, and a current prospectus relating thereto, until the expiration of the Public Warrants in accordance with the provisions of the warrant agreement. Notwithstanding the foregoing, if the Company’s common stock is at the time of any exercise of a warrant not listed on a national securities exchange such that it satisfies the definition of a “covered security” under the Securities Act, the Company, at its option, may require holders of Public Warrants who exercise their warrants to do so on a “cashless basis” in accordance with Section 3(a)(9) of the Securities Act and, in the event the Company so elects, the Company will not be required to file or maintain in effect a registration statement. The Public Warrants will expire five years after the completion of a Business Combination or earlier upon the Company’s redemption or liquidation.

The Private Placement Warrants are identical to the Public Warrants, except that the Private Placement Warrants and the shares of common stock issuable upon exercise of the Private Placement Warrants will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions. Furthermore, the Private Placement Warrants will expire five years after the completion of a Business Combination or earlier upon the Company’s liquidation.

Additionally, the Private Placement Warrants will be non-redeemable so long as they are held by the initial purchasers or such purchasers’ permitted transferees. If the Private Placement Warrants are held by someone other than the initial purchasers or their permitted transferees, the Private Placement Warrants will be redeemable by the Company and exercisable by such holders on the same basis as the Public Warrants.

The Company may redeem the Public Warrants:

•	in whole and not in part;

•	at a price of $0.01 per warrant;

•	upon a minimum of 30 days’ prior written notice of redemption;

•	if, and only if, the last reported closing price of the Company’s common stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within a 30-trading day period ending on a the third trading day prior to the date on which the Company sends the notice of redemption to the warrant holders; and

•	if, and only if, there is an effective registration statement in effect with respect to the shares of common stock underlying such warrants at the time of redemption and a current prospectus relating to those shares of common stock is available throughout the 30-day trading period referred to above.

If the Company calls the Public Warrants for redemption, management will have the option to require all holders that wish to exercise the Public Warrants to do so on a “cashless basis,” as is described in the warrant agreement.

MODERN MEDIA ACQUISITION CORP.

(formerly known as M Acquisition Company I LLC)

NOTES TO BALANCE SHEET

The exercise price and number of shares of common stock issuable upon exercise of the warrants may be adjusted in certain circumstances including in the event of a stock dividend, or recapitalization, reorganization, merger or consolidation. However, the warrants will not be adjusted for issuance of common stock at a price below its exercise price. Additionally, in no event will the Company be required to net cash settle the warrants. If the Company is unable to complete a Business Combination within the Combination Period and the Company liquidates the funds held in the Trust Account, holders of warrants will not receive any of such funds with respect to their warrants, nor will they receive any distribution from the Company’s assets held outside of the Trust Account with the respect to such warrants. Accordingly, the warrants may expire worthless.